FOURTH AMENDMENT


     FOURTH AMENDMENT (this "Amendment"), dated as of September 24, 2004, among SCOTSMAN HOLDINGS, INC., a Delaware corporation ("Holdings"), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:


     WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 26, 2002 (as amended, restated, modified and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, it is agreed:


I. Amendments to Credit Agreement.

     1. On the Fourth Amendment Effective Date (as defined below) the Total Revolving Credit Commitments shall be permanently reduced to $300,000,000, with each Revolving Credit Lender's Revolving Credit Commitment to be reduced ratably based on each such Revolving Credit Lender's Revolving Credit Proportionate Share of the aggregate reduction to the Total Revolving Credit Commitments.
Schedule I to the Credit Agreement shall be deemed to be automatically adjusted to reflect the reduction to each Revolving Credit Lender's Revolving Credit Commitment as provided above in this Section 1.

     2. Section 8.4 of the Credit Agreement is hereby amended by (i) deleting the text "$235,000,000" set forth opposite the date "December 31, 2005" appearing in the table contained therein and inserting the text "$175,000,000" in lieu thereof and (ii) deleting the text "$250,000,000" set forth opposite the date "December 31, 2006" appearing in the table therein and inserting the text "$175,000,000" in lieu thereof.

     3. Section 8.9 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.9 in lieu thereof:

     "8.9 Consolidated Leverage Ratio. The Credit Agreement Parties will not permit the Consolidated Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                Period                                             Ratio
                ------                                             -----
       From June 30, 2004 through and including June             6.75:1.00
       29, 2005
       From June 30, 2005 through and including                  6.60:1.00
       September 29, 2005
       From September 30, 2005 through and including             6.50:1.00
       June 29, 2006
       From June 30, 2006 through and including                  6.40:1.00
       September 29, 2006
       Thereafter                                                6.25:1.00


II.      Miscellaneous.

     1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

     (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect thereto; and

     (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

     (i) each Credit Agreement Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036
     Attention: Aditi Chawla (facsimile number 212-354-8113); and

     (ii) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 3:00 P.M. (New York City time) on September 24, 2004 (or, if the Required Lenders have not executed and delivered a counterpart hereof by such time and date on the first date on which the Required Lenders shall have executed and delivered a counterpart hereof), a non-refundable cash fee in an amount equal to the product of (x) 0.125% multiplied by (y) the sum of (A) the aggregate principal amount of all Term Loans of such Lender outstanding on the Fourth Amendment Effective Date plus (B) the Revolving Credit Commitment of such Lender as in effect on the Fourth Amendment Effective Date (after giving effect to the reduction to such Revolving Credit Lender's Revolving Credit Commitment pursuant to Section I.1 of this Amendment on such date).

     6. The amendment fee described in proceeding Section II.5(ii) shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter.

     7. At all times on and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment. It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.




                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.




















                   Name of Institution:SCOTSMAN HOLDINGS, INC.

                                 By:John B. Ross
                    ----------------------------------------
                                Name:John B. Ross
                              Title:Vice President


                   Name of Institution:WILLIAMS SCOTSMAN, INC.

                               By:Scott W. Becker
                    ----------------------------------------
                              Name:Scott W. Becker
                              Title:Vice President

                 Name of Institution:DEUTSCHE BANK TRUST COMPANY
                          AMERICAS, Individually and as
                              Administrative Agent

                                 By:Mark E. Funk
                    ----------------------------------------
                                Name:Mark E. Funk
                             Title:Managing Director


             Name of Institution:NATIONAL CITY BUSINESS CREDIT, INC.


                               By:Glenn P. Bartley
                    ----------------------------------------
                    ----------------------------------------
                              Name:Glenn P. Bartley
                                 Title:Director


                       Name of Institution:PROVIDENT BANK


                               By:Thomas J. Evans
                    ----------------------------------------
                              Name:Thomas J. Evans
                              Title:Credit Officer

                        Name of Institution:PEOPLE'S BANK


                              By:Frances J. McGinn
                    ----------------------------------------
                             Name:Frances J. McGinn
                              Title:Vice President


               Name of Institution:PNC BANK, National Association


                             By:James P. Sierakowski
                    ----------------------------------------
                            Name:James P. Sierakowski
                              Title:Vice President


               Name of Institution:CONGRESS FINANCIAL CORPORATION


                               By:James O'Connell
                    ----------------------------------------
                              Name:James O'Connell
                         Title:Assistant Vice President


              Name of Institution:TORONTO DOMINION (NEW YORK), INC.


                                 By:Gwen Zirkle
                    ----------------------------------------
                                Name:Gwen Zirkle
                              Title:Vice President


                   Name of Institution:Galaxy CLO 1999-I, Ltd.
                         By AIG Global Investment Corp.,
                             Its Investment Adviser


                              By:W. Jeffrey Baxter
                    ----------------------------------------
                             Name:W. Jeffrey Baxter
                              Title:Vice President

                 Name of Institution:SIEMENS FINANCIAL SERVICES,


                                 By:Frank Amodio
                    ----------------------------------------
                                Name:Frank Amodio
                          Title:Vice President - Credit


               Name of Institution:Allstate Life Insurance Company


                               By:Robert B. Bodett
                    ----------------------------------------
                              Name:Robert B. Bodett
                           Title:Authorized Signatory



                               By:Charles D. Mires
                    ----------------------------------------
                              Name:Charles D. Mires
                           Title:Authorized Signatory


                   Name of Institution:AIMCO CLO Series 2001-A


                               By:Robert B. Bodett
                              Name:Robert B. Bodett
                           Title:Authorized Signatory



                               By:Charles D. Mires
                    ----------------------------------------
                              Name:Charles D. Mires
                           Title:Authorized Signatory

                Name of Institution:Lasalle Business Credit, LLC




                                By: John Mostofi
                                Name:John Mostofi
                                    Title:SVP



                        Name of Institution:COMERICA BANK


                                By:Natasha Ursuy
                    ----------------------------------------
                               Name:Natasha Ursuy
                              Title:Vice President


                 Name of Institution:Inner Harbor CBO 2001-1 LTD
                        T. Rowe Price Associates, Inc. as
                               Collateral Manager

                                By:Darrell Briman
                    ----------------------------------------
                               Name:Darrell Briman
                              Title:Vice President


                Name of Institution:Transamerica Business Capital
                                   Corporation


                               By:Brian P. Schwinn
                    ----------------------------------------
                              Name:Brian P. Schwinn
                         Title:Duly Authorized Signatory


                    Name of Institution:Katonah I and II, LTD


                                By:Nancy Schulman
                    ----------------------------------------
                               Name:Nancy Schulman
                              Title:Principal & COO







                      Name of Institution:Katonah III, LTD


                                By:Nancy Schulman
                    ----------------------------------------
                               Name:Nancy Schulman
                              Title:Principal & COO


                       Name of Institution:Katonah IV, LTD


                                By:Nancy Schulman
                    ----------------------------------------
                               Name:Nancy Schulman
                              Title:Principal & COO


               Name of Institution:MANUFACTURERS AND TRADERS TRUST
                                  COMPANY, a NY
                             banking corporation and
                      successor-by-merger to Allfirst Bank,
                           its successors and assigns

                             By:Anthony R. Raley, II
                    ----------------------------------------
                            Name:Anthony R. Raley, II
                               Title:Bank Officer


           Name of Institution:GMAC COMMERCIAL FINANCE LLC, successor by
                       merger to GMAC BUSINESS CREDIT, LLC

                              By:Robert F. McIntyre
                    ----------------------------------------
                             Name:Robert F. McIntyre
                                 Title:Director


                Name of Institution:BLACK DIAMOND CLO 1999-1 LTD


                                  By:David Dyer
                    ----------------------------------------
                                 Name:David Dyer
                                 Title:Director


                Name of Institution:BLACK DIAMOND CLO 2000-1 LTD


                                  By:David Dyer
                    ----------------------------------------
                                 Name:David Dyer
                                 Title:Director


                          Name of Institution:TRS 1 LLC


                               By:Edward Schaffer
                    ----------------------------------------
                              Name:Edward Schaffer
                              Title:Vice President


                 Name of Institution:DIAMOND SPRINGS TRADING LLC


                             By:Meredith J. Koslick
                    ----------------------------------------
                            Name:Meredith J. Koslick
                         Title:Assistant Vice President


                  Name of Institution:HARBOUR TOWN FUNDING LLC


                             By:Meredith J. Koslick
                    ----------------------------------------
                            Name:Meredith J. Koslick
                         Title:Assistant Vice President


                     Name of Institution:KZH CRESCENT-3 LLC


                                By:Dorian Herrera
                    ----------------------------------------
                               Name:Dorian Herrera
                             Title:Authorized Agent

                       Name of Institution:KZH SOLEIL LLC


                                By:Dorian Herrera
                    ----------------------------------------
                               Name:Dorian Herrera
                             Title:Authorized Agent


                      Name of Institution:KZH SOLEIL-2 LLC


                                By:Dorian Herrera
                    ----------------------------------------
                               Name:Dorian Herrera
                             Title:Authorized Agent


                    Name of Institution:FIRST 2004-1 CLO LTD
                      By:TCW Advisors, Inc., its Collateral
                                     Manager

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                              By:Jonathan R. Insull
                    ----------------------------------------
                             Name:Jonathan R. Insull
                             Title:Managing Director


                      Name of Institution:VELOCITY CLO, LTD
                      By:TCW Advisors, Inc., its Collateral
                                     Manager

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                              By:Jonathan R. Insull
                    ----------------------------------------
                             Name:Jonathan R. Insull
                             Title:Managing Director

             Name of Institution:LOAN FUNDING I LLC, a wholly owned
                             subsidiary of Citibank
                       By:TCW Advisors, Inc., as portfolio
                          manager of Loan Funding I LLC

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                              By:Jonathan R. Insull
                    ----------------------------------------
                             Name:Jonathan R. Insull
                             Title:Managing Director


                      Name of Institution:CELERITY CLO LTD
                         By:TCW Advisors, Inc., as Agent

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                              By:Jonathan R. Insull
                    ----------------------------------------
                             Name:Jonathan R. Insull
                             Title:Managing Director


                    Name of Institution:FIRST 2004-II CLO LTD
                      By:TCW Advisors, Inc., its Collateral
                                     Manager

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                              By:Jonathan R. Insull
                    ----------------------------------------
                             Name:Jonathan R. Insull
                             Title:Managing Director

                      Name of Institution:C-SQUARED CDO LTD
                      By:TCW Advisors, Inc., its Portfolio
                                     Manager

                               By:Richard F. Kurth
                    ----------------------------------------
                              Name:Richard F. Kurth
                           Title:Senior Vice President


                       Name of Institution:CSAM Funding I


                                 By:David Lerner
                    ----------------------------------------
                                Name:David Lerner
                           Title:Authorized Signatory


                  Name of Institution:First Dominion Funding II


                                 By:David Lerner
                    ----------------------------------------
                                Name:David Lerner
                           Title:Authorized Signatory


                       Name of Institution:CSAM Funding II


                                 By:David Lerner
                    ----------------------------------------
                                Name:David Lerner
                           Title:Authorized Signatory


                  Name of Institution:First Dominion Funding I


                                 By:David Lerner
                    ----------------------------------------
                                Name:David Lerner
                           Title:Authorized Signatory

                 Name of Institution:First Dominion Funding III


                                 By:David Lerner
                    ----------------------------------------
                                Name:David Lerner
                           Title:Authorized Signatory


               Name of Institution:OAK HILL SECURITIES FUND, L.P.

                       By: Oak Hill Securities GenPar, LP
                               its General Partner

                        By:Oak Hill Securities MGP, Inc.
                               its General Partner



                                By:Scott D. Krase
                    ----------------------------------------
                               Name:Scott D. Krase
                              Title:Vice President


              Name of Institution:OAK HILL SECURITIES FUND II, L.P.

                       By: Oak Hill Securities GenPar, LP
                               its General Partner

                        By:Oak Hill Securities MGP, Inc.
                               its General Partner



                                By:Scott D. Krase
                    ----------------------------------------
                               Name:Scott D. Krase
                              Title:Vice President

               Name of Institution:OAK HILL CREDIT PARTNERS I, LTD

                        By: Oak Hill CLO Management I LLC
                              As Investment Manager



                                By:Scott D. Krase
                    ----------------------------------------
                               Name:Scott D. Krase
                              Title:Vice President
                                     Title:


              Name of Institution:OAK HILL CREDIT PARTNERS II, LTD

                       By: Oak Hill CLO Management II LLC
                              As Investment Manager



                                By:Scott D. Krase
                    ----------------------------------------
                               Name:Scott D. Krase
                              Title:Vice President


              Name of Institution:OAK HILL CREDIT PARTNERS III, LTD

                       By: Oak Hill CLO Management III LLC
                              As Investment Manager



                                By:Scott D. Krase
                    ----------------------------------------
                               Name:Scott D. Krase
                              Title:Vice President
















         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                  FOR CASTLE HILL II-INGOTS LTD AS TERM LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President


         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                    FOR BRANT POINT II CBO 2000-1 LTD AS TERM
                                     LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President


         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                      FOR RACE POINT CLO LTD AS TERM LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President

         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                   FOR CASTLE HILL I-INGOTS LTD AS TERM LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President


         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                    FOR RACE POINT II CLO LTD AS TERM LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President


         Name of Institution:SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                   FOR CASTLE HILL III CLO LTD AS TERM LENDER

                               By:Jeffrey Hawkins
                 ----------------------------------------------
                              Name:Jeffrey Hawkins
                           Title:Senior Vice President


           Name of Institution:Blackrock Limited Duration Income Fund
                          Magnetite Asset Investors LLC
                        Magnetite Asset Investors III LLC
                              Magnetite IV CLO, LTD


                                 By:Tom Colwell
                 ----------------------------------------------
                                Name:Tom Colwell
                           Title:Authorized Signatory

              Name of Institution:BEAR STEARNS INVESTMENT PRODUCTS


                                By:Jonathan Weiss
                 ----------------------------------------------
                               Name:Jonathan Weiss
                           Title:Authorized Signatory


                   Name of Institution:Gallatin Funding I Ltd
                      By:Bear Stearns Asset Management Inc
                            as its Collateral Manager

                                By:Jonathan Berg
                 ----------------------------------------------
                               Name:Jonathan Berg
                              Title:Vice President


                  Name of Institution:Grayston CLO 2001-01 LTD
                      By:Bear Stearns Asset Management Inc
                            as its Collateral Manager

                                By:Jonathan Berg
                 ----------------------------------------------
                               Name:Jonathan Berg
                              Title:Vice President


                Name of Institution:Webster Business Credit Corp


                             By:Joseph A. Klapkowski
                 ----------------------------------------------
                            Name:Joseph A. Klapkowski
                         Title:Duly Authorized Signatory


                Name of Institution:ORIX FINANCIAL SERVICES, INC


                             By:Christopher L. Smith
                 ----------------------------------------------
                            Name:Christopher L. Smith
                         Title:Authorized Representative

                          Name of Institution:CIBC Inc


                                By:John P. Burke
                 ----------------------------------------------
                               Name:John P. Burke
                            Title:Executive Director


              Name of Institution:The CIT Group/Business Credit Inc


                                 By:Alan Strauss
                 ----------------------------------------------
                                Name:Alan Strauss
                              Title:Vice President


                    Name of Institution:Senior Debt Portfolio
                      By:Boston Management and Research as
                               Investment Advisor

                              By:Michael B. Botthof
                 ----------------------------------------------
                             Name:Michael B. Botthof
                              Title:Vice President


               Name of Institution:Eaton Vance Senior Income Trust
                     By:Eaton Vance Management as Investment
                                     Advisor


                              By:Michael B. Botthof
                 ----------------------------------------------
                             Name:Michael B. Botthof
                              Title:Vice President

                        Name of Institution:Grayson & Co
                      By:Boston Management and Research as
                               Investment Advisor

                             Name:Michael B. Botthof
                 ----------------------------------------------
                            Title:Michael B. Botthof
                                 Vice President

                Name of Institution:Big Sky Senior Loan Fund, LTD
                     By:Eaton Vance Management as Investment
                                     Advisor


                              By:Michael B. Botthof
                 ----------------------------------------------
                             Name:Michael B. Botthof
                              Title:Vice President

              Name of Institution:Big Sky III Senior Loan Fund, LTD
                     By:Eaton Vance Management as Investment
                                     Advisor


                              By:Michael B. Botthof
                 ----------------------------------------------
                             Name:Michael B. Botthof
                              Title:Vice President


           Name of Institution:Eaton Vance Senior Floating-Rate Trust
                     By:Eaton Vance Management as Investment
                                     Advisor


                              By:Michael B. Botthof
                 ----------------------------------------------
                             Name:Michael B. Botthof
                              Title:Vice President


                  Name of Institution:Fleet Capital Corporation



                              By:Kevin W. Corcoron
                 ----------------------------------------------
                              Title:Vice President


                    Name of Institution:Bank of America, N.A.



                              By:Kevin W. Corcoron
                 ----------------------------------------------
                             Name:Kevin W. Corcoron
                              Title:Vice President